UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report:  November 18, 2005                  Commission File No. 0-8788



                         DELTA NATURAL GAS COMPANY, INC.
             (Exact name of registrant as specified in its charter)


          KENTUCKY                                      61-0458329
------------------------------            -----------------------------------
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

        3617 Lexington Road
        Winchester, Kentucky                               40391
------------------------------------------             ------------
 (Address of principal executive offices                 (Zip Code)


       Registrant's telephone number, including area code (859) 744-6171.

--------------------------------------------------------------------------------


         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(  ) Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT


ITEM1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


     On November 17, 2005, the Company entered into a Consulting Agreement with Harrison D. Peet, a Director. The Consulting Agreement is for a period of one year effective December 1, 2005, and on a year-to-year basis thereafter unless terminated by either party at least 30 days prior to November 30 of each year. The Consulting Agreement provides that Mr. Peet shall serve as a consultant to the Chairman, President and Chief Executive Officer with a compensation of $2,000.00 per month.

     On  November  17,  2005,  the Board of  Directors  appointed  Mr.  Glenn R.
Jennings Chairman of the Board, President and Chief Executive Officer. His annual salary effective December 1, 2005 will be $298,000 and effective that date his compensation as Vice Chairman of the Board of $1,500.00 per month will cease.

     Also, effective December 1, 2005, Mr. Peet's compensation as Chairman of the Board of $4,700.00 will cease and his compensation will be the monthly directors' fee of $900.00 per month and $300.00 per month as a member of the Executive Committee of the Board.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

     The documents below are being filed on behalf of Delta Natural Gas Company, Inc.

Exhibit No.   Description of Document

10a Consulting Agreement by and between Delta Natural Gas Company, Inc. and Mr. Harrison D. Peet, a member of its Board of Directors

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  DELTA NATURAL GAS COMPANY, INC.
                                  (Registrant)


                                 By___/s/John F. Hall__________________
                                         John F. Hall
                                  Vice President - Finance,
                                  Secretary & Treasurer
                                        (Signature)

Date:  November 18, 2005

                                                                    Exhibit 10a



                              CONSULTING AGREEMENT



     THIS AGREEMENT, made and entered into this 1st day of December, 2005, by and between DELTA NATURAL GAS COMPANY, INC., a
Kentucky corporation ("Delta") and Harrison D. Peet ("Peet");

                              W I T N E S S E T H:

     THAT, WHEREAS, Peet is the founder of Delta and has served as Chairman of the Board of Delta since its founding; and WHEREAS, Peet's term as Chairman ended on November 17, 2005; and WHEREAS, Delta desires to retain the services, experience and expertise of Peet and Peet desires to be retained by Delta as a consultant.

     NOW,   THEREFORE,   in   consideration  of  the  covenants  and  agreements
hereinafter set forth, the parties hereto do hereby agree as follows:

     1. Term. Delta agrees to retain Peet and Peet agrees to be so retained as a consultant for a term which shall commence on the date hereof and shall continue for a period of one year until and including November 30, 2006, and on a year-to-year basis thereafter unless terminated by either party at least 30 days prior to November 30 of each year.

     2. Services. Peet shall serve as a consultant to the Chairman, President and CEO. During the period he shall provide such consulting services as may be requested and required of him. Peet's duties shall include, but not be limited to, assisting in any areas as required. Also, Peet shall perform other special projects or studies, or any other duties, as assigned.

     3. Independent Contractor. It is understood and agreed that Peet shall be an independent contractor and shall not be an employee, agent, partner or joint venturer of Delta in performing the consulting services contemplated by this Agreement. The nature and scope of the specific consulting services to be provided by Peet shall be determined by Delta; however, as an independent contractor, Peet, and not Delta, shall have control of the methods and means Peet utilizes to perform such services. Peet agrees to be responsible for payment of all federal, state and local taxes and similar charges arising out of his relationship with Delta and the payments received by him under this Agreement, including, but not limited to, income, unemployment, social security and any other taxes or similar charges.

     4. Compensation. As compensation for the services to be rendered by Peet, Delta shall, on or about the first day of each month, pay Peet $2,000.00 per month.

     5. Expenses. Delta will reimburse Peet for all reasonable and necessary expenses incurred by him in carrying out his duties under this Agreement. Peet shall present to Delta from time to time an account of such expenses in such reasonable form as may be required by Delta.

     6. Disability or Death. In the event of any illness or accident, rendering Peet totally disabled, Delta's obligations under this Agreement shall terminate upon the determination of such total disability. This Agreement shall terminate upon the death of Peet.

     7. Indemnity.

     (a) (1) As used herein, "Proceeding" means any threatened, pending or completed action, suit or Proceeding, whether civil, criminal, administrative or investigative.

          (2) As used herein, "Party" includes a person who was, is or is threatened to be made a named defendant or respondent in a Proceeding.

          (3) As used herein, "expenses" includes attorneys fees.

          (4) As used herein, "Subsidiary" means any company in which Delta is beneficial owner of 100% of all classes of voting stock.

     (b) Delta shall indemnify Peet if he is made a Party to any Proceeding by reason of the fact that he is or was a consultant to Delta or Subsidiary if:

          (1) He conducted himself in good faith; and (2) He reasonably believed:

               (i) In the case of conduct in his capacity as a consultant to Delta or subsidiary, that his conduct was in Delta's or Subsidiary's best interest; and

               (ii) In all other cases, that his conduct was at least not opposed to Delta's or Subsidiary's best interest; and

               (iii) In the case of any criminal Proceeding, he had no reasonable cause to believe his conduct was unlawful.

     Indemnification shall be made against judgments, penalties, fines, settlements and reasonable expenses actually incurred by Peet in connection with the Proceeding, except that if the Proceeding was by or in the right of Delta or Subsidiary, indemnification shall be made only against such reasonable expenses and shall not be made in respect of any Proceeding which Peet shall have been adjudged to be liable to Delta or Subsidiary. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, by itself, be determinative that Peet did not meet the requisite standard of conduct set forth in this provision.

     (c) In addition to the foregoing Delta or Subsidiary shall, to the full extent permitted by law, indemnify Peet and hold him harmless against any judgments, penalties, fines, settlements and reasonable expenses actually incurred in connection with any Proceeding in which Peet is a Party, provided Peet was made a Party to such Proceeding by reason of the fact that he is or was a consultant to Delta or Subsidiary or by reason of any inaction, nondisclosure, action or statement made, taken or omitted by or on behalf of Peet with respect to Delta or Subsidiary or by or on behalf of Peet in his capacity as a consultant to Delta or Subsidiary.

     (d) Reasonable expenses incurred by Peet as a Party to a Proceeding with respect to which indemnity is to be provided shall be paid or reimbursed by Delta in advance of the final disposition of such Proceeding provided:

          (1) Delta receives (i) a written affirmation by Peet of his good faith belief that he has met the standard of conduct necessary for indemnification by Delta, as provided in this Agreement, and (ii) Delta receives a written undertaking by or on behalf of Peet to repay such amount if it shall ultimately be determined that he has not met such standard of conduct; and

          (2) Delta's Board of Directors (or other appropriate decision maker for Delta) determines that the facts then known to the Board (or decision maker) would not preclude indemnification under this provision.

     The undertaking required herein shall be an unlimited general obligation of Peet but shall not require any security and shall be accepted without reference to the financial ability of Peet to make repayment.

     (e) Notwithstanding anything herein to the contrary, Peet shall not be indemnified with respect to any Proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he shall have been adjudged to be liable on the basis that personal benefit was improperly received by him.

     8. Cessation of Payments. If, at any time while Peet is receiving payments hereunder, he, within any county in which Delta's pipeline facilities are located on the date of execution of this Agreement, directly or indirectly owns, manages, operates, joins, controls, is employed by or participates in the ownership, management, operation or control of, or is connected in any manner with any retail natural gas distribution business other than Delta or a Subsidiary, then such payments shall forthwith cease.

     9. Termination for Cause. Delta shall have the right to terminate this Agreement on 30-days' prior written notice in the event that Peet fails to perform the services to be rendered by him hereunder or otherwise materially breaches this Agreement, provided that such notice shall specify the nature of such failure to perform or such other breach and provided further that during such 30-day period Peet shall be afforded a reasonable opportunity to cure or remedy such nonperformance or other breach.

     10. Due Authorization. Delta hereby warrants and represents to Peet that this Agreement has been duly authorized by all necessary corporate action on the part of Delta and has been duly executed by a duly authorized officer of Delta.

     11. Binding Effect; Assignability. This Agreement shall inure to the benefit of and be binding upon Delta, its successors and assigns, including, without limitation, any person, group of persons, partnership or corporation which may acquire substantially all of Delta's assets or business or with which or into which Delta may be liquidated, consolidated, merged or otherwise combined, and shall inure to the benefit of and be binding upon Peet, his heirs and personal representatives. Peet may assign his right to payment under this Agreement, but not his obligations under this Agreement.

     12. Amendments. This Agreement may not be modified, amended, altered or supplemented except upon the execution and delivery of a written agreement executed by the parties hereto.

     13. Previous Agreements. This Agreement supersedes and replaces any and all previous or existing agreements between Peet and Delta.

     14. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) if delivered in person, by telegram or facsimile, or by mail (registered or certified mail, postage prepaid, return receipt requested) to the respective parties as follows:

  If to Delta:

           Delta Natural Gas Company, Inc.
           3617 Lexington Road
           Winchester, KY  40391
           Attention:  President

  If to Peet:

           Harrison D. Peet
           Delta Natural Gas Company, Inc.
           3617 Lexington Road
           Winchester, KY  40391

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall only be effective upon receipt.

     15. Governing Law. This Agreement shall be construed in accordance with the law of the Commonwealth of Kentucky. 16. Effect of Headings. The paragraph headings herein are for convenience only and shall not affect the construction hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written. DELTA NATURAL GAS COMPANY, INC.

                          By__/s/Glenn R. Jennings______________
                            Chairman, President and Chief Executive Officer



                            ___/s/Harrison D. Peet______________
                                  Harrison D. Peet